Exhibit 10.1

THIRD amendment to AMENDED AND RESTATED credit AGREEMENT

This Third Amendment to Amended and Restated Credit Agreement dated as of September 22, 2015 (this “Amendment”), is made by and among American AgCredit, PCA, in its capacity as agent under the Credit Agreement referred to below (in such capacity, “Agent”), the “Lenders” under and as defined in such Credit Agreement, Royal Hawaiian Orchards, L.P., a Delaware limited partnership (“RHO”), Royal Hawaiian Resources, Inc., a Hawaii corporation (“RHR”), Royal Hawaiian Services, LLC, a Hawaii limited liability company (“RHS”), and Royal Hawaiian Macadamia Nut, Inc., a Hawaii corporation (“RHMN” and, together with RHO, RHR, and RHS, collectively “Borrowers” and each, a “Borrower” and, together with any other “Credit Party” under and as defined in the Credit Agreement, the “Credit Parties”), and RHO, as Borrower Representative, with reference to the following:

RECITALS

A.     Agent, Lenders, and the Credit Parties are parties to that certain Amended and Restated Credit Agreement, dated as of March 27, 2015, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of June 15, 2015, as further amended by a Second Amendment to Amended and Restated Credit Agreement dated as of June 29, 2015 (as it may be further amended, restated, modified or supplemented from time to time, the “Credit Agreement”).

B.     The Credit Parties have requested that Agent and Lenders agree to amend the terms of the Credit Agreement, and Agent and Lenders are willing to do so on the terms and conditions set forth in this Amendment.

In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I
ACKNOWLEDGMENTS AND AGREEMENTS

Section 1.1     Affirmation of Recitals; Defined Terms. Each Credit Party acknowledges and confirms that each of the recitals set forth above is true and correct. Capitalized terms used in this Amendment without being defined shall have the meaning given to those terms in the Credit Agreement (including any new or modified terms arising out of this Amendment).

Section 1.2     Outstanding Indebtedness. Each Credit Party acknowledges and confirms that all amounts owed by the Credit Parties to Agent and Lenders under the Loan Documents are duly and validly owing and that such amounts are not subject to any defense, counterclaim, recoupment or offset of any kind.

Section 1.3     Amendment Fee. Agent and Lenders have determined not to charge Borrowers a fee in connection with this Amendment. Agent and Lenders reserve the right to charge a fee in connection with any future amendment, waiver, consent, or other accommodation provided to Borrowers.

[3rd Amendment – Royal Hawaiian]

ARTICLE II
AMENDMENTS TO CREDIT AGREEMENT

Section 2.1     Amendment of Section 8.15(a). Section 8.15(a) is hereby amended to read as follows:

(a)      Consolidated EBITDA. Borrowers shall not permit Consolidated EBITDA for the four-quarter period ending on December 31, 2015, and for the four-quarter period ending on the last day of each fiscal quarter thereafter to be less than as set forth below:

Fiscal Quarter Ending On	Minimum Consolidated EBITDA

December 31, 2015	$3,000,000
March 31, 2016	$3,500,000
June 30, 2016	$4,000,000
September 30, 2016 and each fiscal quarter thereafter	$5,000,000

ARTICLE III
CONDITIONS TO EFFECTIVENESS

Section 3.1     Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions:

(a)     receipt by Agent of duly executed counterparts of this Amendment from each Credit Party and all Lenders; and

(b)     satisfaction of all conditions precedent set forth in any closing checklist delivered by Agent to Borrowers; and

(c)     if required by Agent, Borrowers shall have paid all reasonable and documented out-of-pocket costs and expenses of Agent and Lenders in connection with this Amendment, the Loan Documents and the transactions contemplated hereby including an estimate of such costs anticipated in connection with closing (it being understood that if Agent elects not to require payment prior to closing, Borrowers shall promptly pay such amounts upon being billed therefor by Agent).

ARTICLE IV
MISCELLANEOUS

Section 4.1     Representations and Warranties. Each Credit Party hereby represents and warrants to Agent and Lenders that, as of the date hereof, (a) each Credit Party has the legal power and authority to execute and deliver this Amendment; (b) the officers of each Credit Party executing this Amendment have been duly authorized to execute and deliver the same and bind each Credit Party with respect to the provisions hereof; (c) the execution and delivery hereof by each Credit Party and the performance and observance by each Credit Party of the provisions hereof do not violate or conflict with any organizational document of any Person party hereto or any law applicable to any Credit Party or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against any Credit Party; (d)  no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) no Credit Party is aware of any claim or offset against, or defense or counterclaim to, any of their obligations or liabilities under the Credit Agreement or any other Loan Document; (f) this Amendment and each document executed by any Credit Party in connection herewith constitute the valid and binding obligations of the applicable Credit Party, enforceable against such Credit Party in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability; and (g) each of the representations and warranties made by such Credit Party in the Credit Agreement and in the other Loan Documents is true and correct in all material respects on and as of such date to the same extent as though made on and as of such date, except to the extent that any thereof expressly relate to an earlier date, in which case, such representations and warranties were true and correct in all material respects on and as of such earlier date.

[3rd Amendment – Royal Hawaiian]

Section 4.2     Release. Each Credit Party hereby releases, remises, acquits and forever discharges Agent and each of Lenders and their respective employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (collectively, the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the effectiveness of this Amendment, and in any way directly or indirectly arising out of or in any way connected to the Credit Agreement or the Loan Documents (collectively, the “Released Matters”). Each Credit Party acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.

Each Credit Party hereby waives the provisions of any statute or doctrine to the effect that a general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor. Without limiting the generality of the foregoing, each Credit Party hereby waives the provisions of any statute that prevents a general release from extending to claims unknown by the releasing party, including Section 1542 of the California Civil Code which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

Each Credit Party acknowledges and understands the rights and benefits conferred by such a statute or doctrine and the risks associated with waiver thereof, and after receiving advice of counsel, hereby consciously and voluntarily waives, relinquishes and releases any and all rights and benefits available thereunder, insofar as they apply, or may be construed to apply, to each release set forth herein or contemplated hereby. In so doing, each Credit Party expressly acknowledges and understands that it may hereafter discover facts in addition to or different from those that it now believes to be true with respect to the subject matter of the disputes, claims and other matters released herein, but expressly agrees that it has taken these facts and possibilities into account in electing to make and to enter into this release, and that the releases given herein shall be and remain in effect as full and complete releases notwithstanding the discovery or existence of any such additional or different facts or possibilities.

[3rd Amendment – Royal Hawaiian]

This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Each Credit Party acknowledges that the release contained herein constitutes a material inducement to Agent and each of the Lenders to enter into this Amendment and that Agent and those Lenders would not have done so but for Agent’s and each Lender’s expectation that such release is valid and enforceable in all events.

Section 4.3      Covenant Not to Sue. Each Credit Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any Released Matter. If any Credit Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, such Credit Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Released Party as a result of such violation.

Section 4.4     Loan Documents Unaffected. Except as otherwise specifically provided herein, all provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and be unaffected hereby. The parties hereto acknowledge and agree that this Amendment constitutes a “Loan Document” under the terms of the Credit Agreement.

Section 4.5     Guarantor Acknowledgement. Any Guarantor, by signing this Amendment:

(a)     consents and agrees to and acknowledges the terms of this Amendment;

(b)     acknowledges and agrees that all of the Loan Documents to which Guarantor is a party or otherwise bound shall continue in full force and effect and that all of Guarantor’s obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment;

(c)     represents and warrants to Agent and Lenders that all representations and warranties made by Guarantor and contained in this Amendment or any other Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment to the same extent as though made on and as of such date, except to the extent that any thereof expressly relate to an earlier date; and

[3rd Amendment – Royal Hawaiian]

(d)     acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, Guarantor’s consent to this Amendment is not required under the terms of the Credit Agreement or any other Loan Document or as a matter of law, and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of Guarantor to any future amendments to, modifications of, consents under, or forbearances or waivers with regard to, the Credit Agreement.

Section 4.6     Costs, Expenses and Taxes.     Borrowers agree to pay on demand all reasonable and documented out-of-pocket costs and expenses of Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable and documented fees and out-of-pocket expenses of counsel for Agent with respect thereto and with respect to advising Agent as to its rights and responsibilities hereunder and thereunder. Borrowers further agree to pay on demand all reasonable and documented out-of-pocket costs and expenses, if any (including reasonable and documented counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment and any other instruments and documents to be delivered hereunder, including reasonable and documented counsel fees and expenses in connection with the enforcement of rights under this section. In addition, Borrowers shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and any other instruments and documents to be delivered hereunder, and agrees to save Agent harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes. The foregoing agreements shall be in addition to and not in lieu of any similar obligations under the Loan Documents.

Section 4.7     No Other Promises or Inducements. There are no promises or inducements that have been made to any party hereto to cause such party to enter into this Amendment other than those that are set forth in this Amendment. This Amendment has been entered into by each Credit Party freely, voluntarily, with full knowledge, and without duress, and, in executing this Amendment, no Credit Party is relying on any other representations, either written or oral, express or implied, made to any Credit Party by Agent or any Lender. Each Credit Party agrees that the consideration received by each Credit Party under this Amendment has been actual and adequate.

Section 4.8     No Course of Dealing. Each Credit Party acknowledges and agrees that, (a) this Amendment is not intended to, nor shall it, establish any course of dealing between the Credit Parties, Agent and Lenders that is inconsistent with the express terms of the Credit Agreement or any other Loan Document, (b) notwithstanding any course of dealing between the Credit Parties, Agent and Lenders prior to the date hereof, except as set forth herein, Lenders shall not be obligated to make any Loan, except in accordance with the terms and conditions of this Amendment and the Credit Agreement, and (c) neither Agent nor Lenders shall be under any obligation to forbear from exercising any of their respective rights or remedies upon the occurrence of any Default or Event of Default other than those that have been waived under this Amendment. Nothing herein modifies the agreements among Agent and Lenders with respect to the exercise of their respective rights and remedies under the terms of the Credit Agreement.

[3rd Amendment – Royal Hawaiian]

Section 4.9     No Waiver. Each Credit Party acknowledges and agrees that (a) except as expressly provided herein, this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders under the Credit Agreement or any other Loan Document, nor shall it constitute a continuing waiver at any time, and (b) nothing herein shall in any way prejudice the rights and remedies of Agent or Lenders under the Credit Agreement, any Loan Document or applicable law. In addition, Agent and Lenders shall have the right to waive any condition or conditions set forth in this Amendment, the Credit Agreement or any other Loan Document, in their sole discretion, and any such waiver shall not prejudice, waive or reduce any other right or remedy that Agent or Lenders may have against any Credit Party.

Section 4.10    Reaffirmation. Each Credit Party, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (b) to the extent such Person granted liens on or security interests in any of its property pursuant to any such Loan Document as security for the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each Credit Party hereby acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations. Each Credit Party acknowledges that all references in the Credit Agreement to the “Agreement” or the “Credit Agreement” shall mean the Credit Agreement, as amended hereby, and all references in the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

Section 4.11     Modification; Waiver. This Amendment may not be modified orally, but only by an agreement in writing signed by the parties hereto. Any provision of this Amendment can be waived, amended, supplemented or modified by written agreement of the parties hereto.

Section 4.12     Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

Section 4.13     Entire Agreement. This Amendment sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements, and undertakings of every kind and nature among them with respect to the subject matter hereof.

Section 4.14     Counterparts; Facsimile or Electronic Transmission of Signature. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The manual signature of any party hereto that is transmitted to any other party or its counsel by facsimile or electronic transmission shall be deemed for all purposes to be an original signature.

[3rd Amendment – Royal Hawaiian]

Section 4.15     Severability of Provisions; Captions; Attachments; Interpretation. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The captions to Sections and subsections herein are inserted for convenience only and shall be ignored in interpreting the provisions of this Amendment. Each schedule or exhibit attached to this Amendment shall be incorporated herein and shall be deemed to be a part hereof. Words in the singular include the plural and words in the plural include the singular. Use of the term “includes” or “including,” shall mean “including, but not limited to.”

Section 4.16     JURY TRIAL WAIVER. EACH OF THE UNDERSIGNED, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM HEREIN

[Remainder of page intentionally left blank; signatures begin on following page.]

[3rd Amendment – Royal Hawaiian]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWERS:

ROYAL HAWAIIAN ORCHARDS, L.P., a Delaware limited partnership

	By:	Royal Hawaiian Resources, Inc., a Hawaii corporation, its managing general partner

	By:	/s/ Scott Wallace
	Name:	Scott Wallace
	Title:	President, CEO

ROYAL HAWAIIAN RESOURCES, INC., a Hawaii corporation

By:	/s/ Scott Wallace
Name:	Scott Wallace
Title:	President

ROYAL HAWAIIAN SERVICES, LLC, a Hawaii limited liability company

	By:	Royal Hawaiian Orchards, L.P., a Delaware limited liability company, its member

		By:	Royal Hawaiian Resources, Inc., a Hawaii corporation, its managing general partner

		By:	/s/ Scott Wallace
		Name:	Scott Wallace
		Title:	President

ROYAL HAWAIIAN MACADAMIA NUT, INC., a Hawaii corporation

By:	/s/ Scott Wallace
Name:	Scott Wallace
Title:	President

Signature Page 1

BORROWER REPRESENTATIVE:

ROYAL HAWAIIAN ORCHARDS, L.P., a Delaware limited partnership

By:	Royal Hawaiian Resources, Inc., a Hawaii corporation, its managing general partner

By:	/s/ Scott Wallace
Name:	Scott Wallace
Title:	President

[Signature Pages Continue]

Signature Page 2

AMERICAN AGCREDIT, PCA, as Agent and Lender

By:	/s/ Janice T. Thede
Name:	Janice T. Thede
Title:	Vice President

Signature Page 3